SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2017

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(f). On April 24, 2017, the Compensation Committee of the Board of Directors approved the Long Term Performance Cash Awards (“LTIP Cash Awards”) for the 2014-2016 cycle under the Long Term Incentive Plan for the Named Executive Officers identified in the Company’s March 16, 2017 proxy statement (“Proxy Statement”). The total compensation for each Named Executive Officer reported in the Summary Compensation Table on page 24 of the Proxy Statement has been recalculated to include the LTIP Cash Awards as follows:

	Non-Equity Incentive Plan Compensation
Named Executive Officer	LTIP Cash Award	Total Compensation
R. E. Armstrong	$1,165,725	$8,831,745
R. J. Christensen	$869,500	$5,176,979
G. L. Moore	$318,820	$2,566,008
R. A. Bengston	$303,120	$1,989,517
T. K. Quinn	$411,060	$1,828,656

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of stockholders was held on April 25, 2017.

(b)	Following is a brief description and vote count of all items voted on at the annual meeting:

Item No. 1. Election of Directors.

The following persons were elected to serve as Class I directors with a term expiring in 2018:

	Shares Voted	Shares Voted		Broker
Nominee	“For”	“Against”	Abstentions	Nonvotes
B. E. Ford	301,190,068	1,084,301	561,241	0
K. S. Hachigian	301,105,612	1,210,533	519,465	0
R. C. McGeary	291,394,661	10,925,281	515,668	0
M. A. Schulz	301,066,473	1,242,890	526,247	0

Item No. 2. Advisory Resolution to Approve Executive Compensation.

Item No. 2 received the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
287,007,409	15,099,491	728,221	489

Item No. 3. Advisory Vote on the Frequency of Executive Compensation Votes.

Three Years received the highest number of affirmative votes of the shares present and entitled to vote at the meeting.

Shares Voted For One Year	Shares Voted For Two Years	Shares Voted For Three Years	Abstentions	Broker Nonvotes
135,801,521	2,385,287	164,057,520	589,443	1,839

Item No. 4. Stockholder Proposal to Eliminate Supermajority Voting.

Item No. 4 received the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
158,139,290	142,494,857	2,200,113	1,350

Item No. 5. Stockholder Proposal to Provide Proxy Access.

Item No. 5 did not receive the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
148,997,996	151,498,527	2,337,737	1,350

(c)	Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date: April 28, 2017	By:	/s/ J. D. Clack
J. D. Clack
Vice President, General Counsel and Secretary